UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VeriFone Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 29, 2011

VERIFONE SYSTEMS, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: May 06, 2011

Date: June 29, 2011 Time: 9:15 AM PDT

Location: VeriFone Systems, Inc.

2099 Gateway Place, Suite 600

San Jose, CA 95110

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. 2010 Annual Report 2. 2011 Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 15, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Robert W. Alspaugh

02 Douglas G. Bergeron

03 Dr. Leslie G. Denend

04 Alex W. Hart

05 Robert B. Henske

06 Richard A. McGinn

07 Eitan Raff

08 Charles R. Rinehart

09 Jeffrey E. Stiefler

The Board of Directors recommends you vote FOR the following proposal(s):

2 To approve certain amendments to the VeriFone 2006 Equity Incentive Plan to increase the number of shares of common stock that may be issued thereunder and to effect certain other changes thereunder.

3 To approve the Amended and Restated VeriFone Bonus Plan.

4 To hold an advisory vote on compensation of our named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

5 To hold an advisory vote on the frequency of the advisory vote on compensation of our named executive officers.

The Board of Directors recommends you vote FOR the following proposal(s):

6 To ratify the selection of Ernst & Young LLP as VeriFone’s independent registered public accounting firm for our fiscal year ending October 31, 2011.

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Voting items Continued

NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Voting Instructions

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